UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 2, 2015 (January 31, 2015)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Anthony J. Best retired from his role as SM Energy Company’s (the “Company”) Chief Executive Officer on January 31, 2015. Mr. Best will complete his current term as a member of the Board of Directors of the Company, and does not plan to stand for re-election to the Board of Directors at the Company’s 2015 Annual Meeting of Stockholders.

Effective as of February 1, 2015, the Board of Directors of the Company appointed Javan D. Ottoson, age 56, as the Company’s President and Chief Executive Officer. Mr. Ottoson joined the Company in December 2006 as Executive Vice President and Chief Operating Officer. He was appointed as President of the Company in October 2012 and was appointed to the Board of Directors in September 2014.

There is no understanding or arrangement between Mr. Ottoson and any other person pursuant to which Mr. Ottoson was appointed. There are no family relationships between Mr. Ottoson and any other director or executive officer of the Company. Mr. Ottoson has not entered into any related party transactions with the Company that require disclosure pursuant to 404(a) of Regulation S‑K.

On January 28, 2015, the Compensation Committee approved a base salary of $800,000 for Mr. Ottoson in connection with his appointment as the Company’s Chief Executive Officer.

Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 2, 2015, the Company issued a press release announcing the appointment of Mr. Ottoson as Chief Executive Officer. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is furnished as part of this report:
	Exhibit 99.1	Press release of the Company dated February 2, 2015, entitled, “SM Energy Announces Leadership Transition”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	February 2, 2015	By:	/s/ DAVID W. COPELAND
David W. Copeland
Executive Vice President, General Counsel and Corporate Secretary